                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ALLIED CAPITAL LENDING CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                            [ALLIED CAPITAL LOGO]


                       ALLIED CAPITAL LENDING CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

         The 1996 Annual Meeting of Stockholders of Allied Capital Lending Corporation (the "Company") will be held at the Strathmore Hall Arts Center, 10701 Rockville Pike, North Bethesda, Maryland on May 13, 1996 at 10:00 a.m. for the following purposes:

         1. To elect nine directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

         2. To ratify the selection of Matthews, Carter and Boyce to serve as independent public accountants for the Company for the year ending December 31, 1996.

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors of the Company has fixed the close of business on March 26, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. The Company's stock transfer books will not be closed.


                                        By order of the Board of Directors


                                        /s/ THOMAS R. SALLEY
                                        ----------------------------------
                                        Thomas R. Salley
                                        Secretary
April 8, 1996





- --------------------------------------------------------------------------------

                         VOTING YOUR PROXY IS IMPORTANT

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY ATTEND THE MEETING AND VOTE THEIR SHARES IN PERSON.

- --------------------------------------------------------------------------------

                       ALLIED CAPITAL LENDING CORPORATION
                       C/O ALLIED CAPITAL ADVISERS, INC.
                         1666 K STREET, NW, NINTH FLOOR
                            WASHINGTON, D.C.  20006

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Allied Capital Lending Corporation (the "Company") for use at the Company's 1996 Annual Meeting of Stockholders (the "Meeting") to be held on May 13, 1996 at 10:00 a.m. at the Strathmore Hall Arts Center, 10701 Rockville Pike, North Bethesda, Maryland and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 1995 are first being sent to stockholders on or about April 8, 1996.

If the accompanying proxy card is properly signed and dated and is received in time for the Meeting, those shares held of record by you (e.g., those shares registered directly in your name) will be voted as specified on that proxy card. If no instructions are given on that proxy card, the shares covered thereby will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record may revoke a proxy at any time before it is exercised by so notifying the Secretary of the Company in writing at the above address, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously executed and returned a proxy card. If your shares are held for your account by a broker, bank or other institution or nominee ("Broker Shares"), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee that you present at the Meeting.

VOTING

On March 26, 1996, there were 4,385,829 shares of the Company's common stock outstanding. The stockholders entitled to vote at the Meeting are those of record on that date. Each share of the Company's common stock is entitled to one vote. Allied Capital Corporation ("Allied I"), which owns approximately 28% of the shares entitled to vote at the Meeting, has agreed to vote its shares FOR the election of directors, and for all other matters on which stockholders are required to or permitted to vote, only in the same proportion as the shares voted by the Company's public stockholders.

A majority of the shares entitled to vote at the Meeting constitutes a quorum. If a share is represented in person or by proxy for any purpose at the Meeting, it is deemed to be present for quorum purposes. Abstentions and Broker Shares that are voted on any matter at the Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment unless marked to be voted against any proposal for which an adjournment is sought to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

The nine nominees for election as directors who receive a plurality of the affirmative votes cast at the Meeting in person or by proxy in the election of directors will be so elected. Stockholders may not cumulate their votes. Votes that are withheld, abstentions and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast, and will have no effect on the election of directors.

INFORMATION REGARDING THIS SOLICITATION

The expense of the Company's solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement and the accompanying notice of the Meeting and proxy card will be borne by the Company. The Company will request that brokers, nominees, fiduciaries and other persons holding shares in their names for others forward this Proxy Statement and certain accompanying material to their principals and request authority for the execution of a proxy. The Company will reimburse such persons for their expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone, facsimile transmission or telegram by directors or officers of the Company or by regular employees of Allied Capital Advisers, Inc. ("Advisers"), without special compensation therefor, or by a proxy solicitor. Advisers, the Company's current investment adviser, has its offices at 1666 K Street, NW, Ninth Floor, Washington, DC 20006. Lehman Brothers Inc. co-managed the initial public offering of the Company's shares in 1993. Anthony T. Garcia, a director nominated for re-election, is a Senior Vice President of Lehman Brothers Inc. Lehman Brothers Inc. has offices at 200 Vesey Street, New York, NY.

BENEFICIAL OWNERSHIP OF COMMON STOCK

As of March 15, 1996, there were 4,385,829 shares of common stock outstanding. The following table sets forth certain information regarding the shares of the Company's common stock beneficially owned by the two persons, known by the Company, who beneficially own more than 5% of the Company's common stock:

 Name and Address                                Number of Shares                    Percentage
 of Beneficial Owner                            Beneficially Owned                    Of Class
 -------------------                            ------------------                    --------
 Allied Capital Corporation                             1,244,914                       28.4%
 c/o Allied Capital Advisers, Inc.
 1666 K Street, NW, Ninth Floor
 Washington, DC  20006

 Liberty Investment Management                            329,243                        7.5%
 2502 Rocky Point Drive, Suite 500
 Tampa, FL  33607

The following table sets forth certain information regarding shares of the Company's common stock owned by: (i) each of the Company's directors and named executive officers and (ii) all directors and executive officers as a group. Because the Company does not pay cash compensation to its executive officers other than directors' fees to those of its officers who are also directors, the Company considers the "named executive officers" to be its Chief Executive Officer and the four most highly compensated executive officers of Advisers, who are also officers of the Company.

                                                 Number of Shares                    Percentage
 Name of Beneficial Owner                       Beneficially Owned                   Of Class(1)
 ------------------------                       ------------------                   -----------
 David Gladstone (2)                                       35,191                         *

 George C. Williams (2)                                    23,028                         *

 Katherine C. Marien (2)                                   41,078                         *

 Jon W. Barker (3)                                          3,571                         *

 Eleanor Deane Bierbower (3)                                4,400                         *

 Robert V. Fleming II (3)                                   3,910                         *

 Anthony T. Garcia (3)                                     10,496                         *

 Frank L. Langhammer (3)                                    3,760                         *

 Arthur H. Keeney III (3)                                   3,458                         *

 Robin B. Martin (4)                                            0                         *

 John M. Scheurer                                          13,332                         *

 Joan M. Sweeney (5)                                       19,998                         *

 G. Cabell Williams III (5)                                21,659                         *

 All directors and executive officers                     195,574                       4.3%
 as a group (13 in number) (6)

- ----------------
*   Less than 1%
(1) Based on a total of 4,385,829 shares of the Company's common stock issued and outstanding as of March 15, 1996. For purposes of calculating beneficial ownership by a particular person, these numbers assume that shares of the Company's common stock issuable upon the exercise of stock options held by such person which are exercisable within 60 days of March 15, 1996 are outstanding. The shares issuable are as follows: 26,664 for Gladstone, 13,332 for Williams, 39,996 for Marien, 13,332 for Scheurer, 19,998 for Sweeney, 19,998 for Williams III, and 3,333 for each of Messrs. Barker, Fleming, Garcia, Langhammer, Keeney and Ms. Bierbower; executive officers and directors as a group hold stock options for 159,984 shares.
(2) Director and executive officer
(3) Director
(4) Director nominee
(5) Executive officer
(6) Included in the total number of shares beneficially owned are 5,000 shares owned by the Allied Employee Stock Ownership Plan ("ESOP"), for which David Gladstone and George C. Williams are co-trustees and share voting power.

                             ELECTION OF DIRECTORS

At the Meeting, stockholders will elect nine directors, constituting the entire membership of the Board of Directors of the Company, to serve until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. All such nominees have consented to be named as such in this Proxy Statement and to serve as directors if elected. Mr. Frank L. Langhammer is not standing for re-election to the Board; this decision was not based on any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees. If the proxy card is properly executed but unmarked, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below. In the event that any of the nominees should decline or be unable to serve as a director, it is intended that the enclosed proxy will be voted for the election of such person or persons as are nominated as replacements. The nominees, their ages and principal occupations are as follows:

DAVID GLADSTONE  (1,2)
       Age 53. Chairman and Chief Executive Officer of the Company, Allied I, Allied Capital Corporation II, Allied Capital Commercial Corporation and Advisers; Director, President and Chief Executive Officer of Business Mortgage Investors, Inc. and Allied Capital Mortgage Corporation; Director of The Riggs National Corporation; Trustee of The George Washington University. He has held positions as an executive officer of the Company since its inception and with Allied I, Advisers, Allied Capital Corporation II, Allied Capital Commercial Corporation, Business Mortgage Investors, Inc. and Allied Capital Mortgage Corporation since the later of 1976 or their inception. He has served as a director since 1976.

GEORGE C. WILLIAMS (1,2,5)
       Age 69. Vice Chairman of the Board of the Company, Allied I, Allied Capital Corporation II, Allied Capital Commercial Corporation and Advisers; Chairman of Business Mortgage Investors, Inc. and Allied Capital Mortgage Corporation. He has held positions as an executive officer of the Company since its inception and with Allied I, Advisers, Allied Capital Corporation II, Allied Capital Commercial Corporation and Business Mortgage Investors, Inc. and Allied Capital Mortgage Corporation since the later of 1964 or their inception. He has served as a director since 1976.

KATHERINE C. MARIEN (2)
       Age 47. President and Chief Operating Officer of the Company since 1992; Executive Vice President of Allied I, Allied Capital Corporation II, Allied Capital Commercial Corporation, Advisers and Business Mortgage Investors, Inc. since the later of 1992 or their inception; Financial consultant to Wilks & Schwartz Broadcasting from 1990 to 1992; Financial consultant to USA Mobile Communications, Inc. from 1991 to 1992; Senior Vice President of Communications Equity Associates from 1989 to 1991.
       She has served as a director since 1995.

JON W. BARKER (3)
       Age 52. Associate with Grubb & Ellis (commercial real estate firm) since 1993; Vice President of Shannon & Luchs Company (commercial real estate firm) from 1979 to 1993. He has served as a director since 1993.

ELEANOR DEANE BIERBOWER (1,4)
       Age 39. Financial consultant since 1992; Managing Partner of Deane Investment Company L. P. since 1992; Chief Credit Officer of Palmer National Bank from 1988 to 1992. She has served as a director since 1993.

ROBERT V. FLEMING II (1,3,4)
       Age 42. Principal of Hoskinson Davis & Fleming (real estate firm) since 1984; Member of the Board of Consultants of The Riggs National Bank of Washington, DC; Trustee of the National Child Research Center; Member of the Associates Board of National Rehabilitation Hospital. He has served as a director since 1993.

ANTHONY T. GARCIA (2,3)
       Age 39. Senior Vice President of Lehman Brothers Inc., since 1985; Director of Allied Capital Commercial Corporation. He has served as a director since 1993.

ARTHUR H. KEENEY III (3)
       Age 52. President, Chief Executive Officer, Chairman of the Executive Committee and Director of The East Carolina Bank since 1995; Vice President and General Manager of The OMG Company (manufacturer of electronic training devices) from 1994 to 1995; Recruiting Consultant with Don Richards and Associates, Inc. (personnel services provider) from 1993 to 1994; Executive Director of the American Foundation for Urologic Disease from 1991 to 1993; Executive Vice President at Signet Bank from 1983 to 1991. He has served as a director since 1995.

ROBIN B. MARTIN
       Age 47. President and Chief Executive Officer of The Deer River Group (broadcasting consulting firm) since 1978. Trustee, Rensselaer Polytechnic Institute since 1986; Chairman Emeritus, The Corcoran Gallery of Art. He is not currently a director of the Company.

- --------------------
(1) Member of the Executive Committee
(2) Messrs. Gladstone and Williams and Ms. Marien, as officers of the Company and of the Company's investment adviser, and Mr. Garcia, as an officer of a registered broker-dealer, are "interested persons" as defined in the Investment Company Act of 1940.
(3) Member of the Audit Committee
(4) Member of the Compensation Committee
(5) George C. Williams is the father of G. Cabell Williams III, an officer of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELECT THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. The Board has established no nominating committee. During 1995, the Board of Directors held seven regular meetings and five committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served.

The Executive Committee is intended, during intervals between meetings of the Board of Directors, to exercise all powers of the Board in the management and direction of the business and affairs of the Company, except where action by the Board is required by statute, an order of the Securities and Exchange Commission (the "Commission") or the Company's Articles of Incorporation or By-Laws. The Executive Committee met twice during 1995.

The Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the annual financial statements of the Company and receives audit reports and financial statements of the Company. The Audit Committee met twice during 1995.

The Compensation Committee determines and issues stock option grants for officers of the Company under the Company's Stock Option Plan, which is the only form of compensation paid by the Company to its officers for serving as such. The Compensation Committee met once during 1995.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Under Commission rules applicable to business development companies, the Company is required to set forth certain information regarding its three most highly compensated executive officers who received compensation from the Company in excess of $60,000 in 1995. However, the Company has no employees and does not pay any cash compensation to any of its officers (other than directors' fees to those of its officers who are also directors). All of the Company's officers and staff are employed by Advisers, which pays all of their cash compensation. The Company, from time to time, grants stock options to its officers under the Company's Stock Option Plan. As described in "Compensation of Directors" below, the Company has also granted stock options to its non-officer directors under the Company's Stock Option Plan.

STOCK OPTIONS

The following table sets forth, as to the Company's Chief Executive Officer, the President, and the four most highly compensated officers of Allied Capital Advisers, Inc. who are also officers of the Company, the details relating to option grants made in 1995 and the potential realizable value of each grant, as prescribed to be calculated by the Commission.

                           OPTION GRANTS DURING 1995

                                                                                   Potential realizable
                                                                                     value at assumed
                                                                                     annual rates of
                             Number of       Percent of                                stock price
                             securities    total options    Exercise                appreciation over
                             underlying       granted      price per   Expiration      10-year term
        Name               options granted    in 1995        share         date        5%        10%
        ----               ---------------    -------        -----         ----        --        ---
David Gladstone                19,998           9.7%         $15.00      02/15/05   $58,351   $270,596

George C. Williams                  0           N/A           N/A          N/A        N/A        N/A

Katherine C. Marien            33,330          16.1%         $15.00      02/15/05   $97,252   $450,994

John M. Scheurer                6,666           3.2%         $15.00      02/15/05   $19,450   $ 90,199

G. Cabell Williams III          6,666           3.2%         $15.00      02/15/05   $19,450   $ 90,199

Joan M. Sweeney                 6,666           3.2%         $15.00      02/15/05   $19,450   $ 90,199

- ------------------
(1) Potential realizable value is based on the per share market price on the date of grant ($11.00) and is net of the option exercise price but before any tax liabilities that may be incurred. These represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, on ption exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment of the option holder. The potential realizable value may not necessarily be realized.

COMPENSATION OF DIRECTORS

During 1995, each director received a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended and $500 for each committee meeting held on the same day as a Board meeting. Aggregate directors' fees for 1995 were $70,500. In addition, on December 26, 1995 each non-officer director (Ms. Bierbower and Messrs. Barker, Fleming, Garcia, Langhammer and Keeney) received a one-time grant of options to purchase 10,000 shares at $15.00 per share pursuant to the Company's Stock Option Plan. The exercise price of those grants was the minimum provided under the Company's Stock Option Plan. The following table sets forth certain details of compensation paid to directors during 1995, as well as compensation paid for serving as a director of the two other investment companies with which the Company may be deemed to be related.

                                                           Pension or             Total Compensation
                                  Aggregate                Retirement Benefits    from Company
                                  Compensation             Accrued as Part of        and Related Companies
Name and Position                 from Company (1)         Company Expenses          Paid to Directors (2)
- -----------------                 ----------------         -------------------    ------------------------
David Gladstone, Chairman of the           $ 9,000                 $0                     $25,000
Board & Chief Executive Officer

George C. Williams, Vice Chairman          $ 9,000                 $0                     $24,000

Katherine C. Marien, President             $ 4,000                 $0                     $ 4,000
& Chief Operating Officer

Jon W. Barker, Director                    $10,000                 $0                     $10,000

Eleanor Deane Bierbower, Director          $ 8,000                 $0                     $ 8,000

Robert V. Fleming II, Director             $10,000                 $0                     $10,000

Anthony T. Garcia, Director                $ 7,000                 $0                     $ 7,000

Frank L. Langhammer, Director              $ 9,000                 $0                     $ 9,000

Arthur H. Keeney III, Director             $ 4,500                 $0                     $ 4,500

- --------------------
(1) Consists only of directors' fees
(2) Includes amounts paid as compensation to directors by Allied I and Allied Capital Corporation II.

CERTAIN TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT

The Company is a party to an investment advisory agreement with Allied Capital Advisers, Inc. ("Advisers"). Pursuant to the investment advisory agreement, Advisers is entitled to be paid, quarterly in arrears, a fee equal to 0.625% per quarter (2.5% per annum) of the quarter-end value of the Company's consolidated total assets, less interim investments, cash and cash equivalents plus 0.125% per quarter (0.5% per annum) of the quarter-end value of the Company's consolidated interim investments, cash and cash equivalents. For 1995, the Company incurred approximately $1,140,000 in investment advisory fees.

As of March 26, 1996, Messrs. Gladstone and Williams and Ms. Marien owned beneficially shares of Advisers that represented approximately 9.7%, 3.4% and less than 1%, respectively, of the Advisers shares then outstanding or deemed to be outstanding, including shares allocated to their ESOP stock account through December 31, 1995. Mr. Gladstone, the Company's Chairman and Chief Executive Officer and a nominee for re-election as a director, is the Chairman and Chief Executive Officer of Advisers; Mr. Williams, the Company's Vice Chairman of the Board and a nominee for re-election as a director, is the Vice Chairman of the Board of Advisers; Ms. Marien, the Company's President and Chief Operating Officer and a nominee for re-election as a director, is an executive officer of Advisers. Each officer of the Company is also an officer of Advisers.

LINE OF CREDIT

During 1995, the Company established a $20 million line of credit with Lehman Commercial Paper, Inc., which is affiliated with Lehman Brothers Inc. Mr. Garcia is a Senior Vice President of Lehman Brothers, Inc.

COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers, directors of the Company's investment adviser, and any persons holding ten percent or more of its common stock are required to report their beneficial ownership and any changes therein to the Commission, the National Association of Securities Dealers, Inc. and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company's review of Forms 3, 4 and 5 filed by such persons, the Company has identified no deficiencies in the filing of reports pursuant to Section 16(a) of the Securities Exchange Act of 1934 in its most recent fiscal year except as to the three independent directors of the Company's investment adviser, Robert
E. Long, William L. Walton and Brooks H. Browne, who filed their respective Form 3s delinquently in 1995. Also, as a result of the distribution of the Company's shares by Allied Capital Corporation in January 1995, these same individuals received shares of the Company, and delinquently filed Form 4s reporting this passive acquisition. Finally, Brooks H. Browne disposed of the shares he so acquired after the distribution and delinquently reported this disposition in 1995.


          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The disinterested members of the Board of Directors have selected Matthews, Carter and Boyce as independent public accountants for the Company for the year ending December 31, 1996. This selection is subject to ratification or rejection by the stockholders of the Company.

Matthews, Carter and Boyce, or its predecessor, has served as the Company's independent public accountants since its inception and have no financial interest in the Company. It is not expected that a representative of Matthews, Carter and Boyce will be present, or available to answer questions, at the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend.

The expense recorded during the fiscal year ended December 31, 1995 for the professional services provided to the Company by Matthews, Carter and Boyce consisted of fees for audit services (which included audit of the consolidated financial statements of the Company and review of the filings by the Company of reports and registration statements) and for non-audit services, the fees for which aggregated approximately 17% of total fees. The non-audit services, which were arranged for by management without prior consideration by the Board of Directors, consisted of non-audit related consultation and the preparation of tax returns for the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF MATTHEWS, CARTER AND BOYCE AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.


                                 OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain securities law requirements are met.


                      1997 ANNUAL MEETING OF STOCKHOLDERS

The Company expects that the 1997 Annual Meeting of Stockholders will be held in May 1997, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Washington, DC no later than December 1, 1996 in order for the proposal to be considered for inclusion in the Company's proxy statement for that meeting.
The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain securities law requirements are met.

                                     PROXY
                      ALLIED CAPITAL LENDING CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of ALLIED CAPITAL LENDING CORPORATION (the "Company") appoints David Gladstone, George C. Williams and Thomas R. Salley, or any of them, proxies, with full power of substitution, to vote at the 1996 Annual Meeting of Stockholders of the Company to be held in the Strathmore Hall Arts Center, 10701 Rockville Pike, North Bethesda, Maryland 20852 at 10:00 a.m., Monday, May 13, 1996, and any adjournment or adjournments thereof, the shares of Common Stock of the Company that the undersigned is entitled to vote, on all matters that may properly come before that meeting.

                         (Continued on reverse side)


/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE


                                                   WITHHOLD
                           FOR all nominees        AUTHORITY
                         listed to the right    to vote for all
                          (except as marked     nominees listed
                           to the contrary)      to the right.      NOMINEES:  David Gladstone
                                                                               George C. Williams
1. Election of nine                                                            Katherine C. Marien
   Directors for the            / /                   / /                      Jon W. Barker
   ensuing year                                                                Eleanor Deane Bierbower
                                                                               Robert V. Fleming II
                                                                               Anthony T. Garcia
                                                                               Arthur H. Keeney III
                                                                               Robin B. Martin

(INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, WRITE THE NAMES OF EACH NOMINEE WITH RESPECT TO WHOM YOU CHOOSE TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW.)


- -------------------------------------


                                                 FOR       AGAINST    ABSTAIN
2. To ratify the selection of Matthews,
   Carter and Boyce to serve as independent      / /        / /        / /
   public accountants for the Company for
   the year ending December 31, 1996.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  YOU ARE URGED TO CAST YOUR VOTE BY MARKING THE APPROPRIATE BOXES. PLEASE NOTE THAT, UNLESS A CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM 1 AND FOR RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS DESCRIBED IN ITEM 2.

   (PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)



SIGNATURE                               DATE
         ------------------------------     --------------------


SIGNATURE                               DATE
         ------------------------------     --------------------
               IF HELD JOINTLY

IMPORTANT:  Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided above. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer or partner.